SCHEDULE OF PROVISION BENEFIT INCOME TAX RATE (Details)	12 Months Ended
	Sep. 30, 2023	Sep. 30, 2022
Income Tax Disclosure [Abstract]
Expected income tax (benefit) at federal statutory rate	21.00%	21.00%
State income taxes – net of federal benefit	0.24%	3.65%
Stock based compensation		(18.10%)
R&D, taken as a credit	(0.16%)	(0.23%)
Adjustment to fair value of derivative	3.48%	3.98%
Other		(1.14%)
Change in Valuation Allowance	(24.56%)	(9.16%)
Total Income Tax Provision (Benefit)	(0.00%)	(0.00%)